Consolidated Statements of Operations and Comprehensive Income (Loss) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Revenue:
Service Revenue, Non-related Party	$ 9,734,966	$ 3,440,312
Service Revenue, Related Party	4,646,329	2,831,252
Total Service Revenue	14,381,295	6,271,564
Cost Of Revenue	(2,681,939)	(615,595)
Gross Profit	11,699,356	5,655,969
Operating Expenses:
General And Administrative	(5,705,063)	(1,901,336)
Operations Profit	5,994,293	3,754,633
Other Income	303,665	82,960
Income Before Income Tax	6,297,958	3,837,593
Income Tax Expense	(1,122,283)	(1,162,556)
Net Income	5,175,675	2,675,037
Other Comprehensive Income
Foreign Currency Translation Adjustment	319,762	578,735
Comprehensive Income	$ 5,495,437	$ 3,253,772
Net Income Per Share - Basic And Diluted	$ 0.02	$ 0.01
Weighted Average Number Of Shares Outstanding*; Basic And Diluted	305,451,498	304,166,073